Exhibit 32.1

                           Certifications Pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)

      In connection with the Quarterly Report of Touchstone Resources USA, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Stephen P. Harrington, Chief Executive Officer and Treasurer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge:

      (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Stephen P. Harrington
                                          ---------------------------------
                                          Stephen P. Harrington
                                          Chief Executive Officer and
                                          Treasurer


Date:  May 16, 2005